UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 23, 2003
                                 --------------
                Date of Report: (Date of earliest event reported)

                            ARTHUR J. GALLAGHER & CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                          1-9761              36-2151613
   ----------------------         --------------------     -------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)

          Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800
          -------------------------------------------------------------
   (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

Item 9. Regulation FD Disclosure (including information being provided under
        Item 12)

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Disclosure of Results of Operations and Financial Condition". The information furnished pursuant to Item 12 is included under this
Item 9 in accordance with SEC Release Nos. 33-8216 and 34- 47583.

On April 23, 2003, Arthur J. Gallagher & Co. ("AJG") issued a press release setting forth AJG's first quarter 2003 earnings. A copy of AJG's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

      (99) Press release, dated April 23, 2003, issued by Arthur J. Gallagher & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Arthur J. Gallagher & Co.


                                         /s/ Douglas K. Howell
                                  By: ---------------------------
                                      Douglas K. Howell
                                      Vice President and Chief Financial Officer

Dated:  April 23, 2003

[GRAPHIC OMITTED]   Arthur J. Gallagher & Co.


FOR IMMEDIATE RELEASE                             CONTACT:   Marsha J. Akin
                                                             Investor Relations
                                                             (630) 773-3800
                                                             www.ajg.com

                       ARTHUR J. GALLAGHER & CO. ANNOUNCES
                      FIRST QUARTER 2003 FINANCIAL RESULTS

ITASCA, IL, April 23, 2003-- Arthur J. Gallagher & Co. today reported its financial results for the quarter ended March 31, 2003. A printer-friendly format is available at www.ajg.com.


                              Revenues          %           Net Earnings             Earnings Per Share
Segment                1Q 03        1Q 02     Chg        1Q 03       1Q 02           1Q 03       1Q 02
------------------   ----------------------------       --------------------        -------------------
                            ($ in millions)               ($ in millions)
Brokerage            $ 188.0      $ 154.7     22%       $ 20.1      $ 17.7          $ 0.22      $ 0.20
Risk Management         76.7         70.0     10%          8.1         8.0            0.09        0.08
Financial Services     (10.4)        14.3                (16.3)        8.0           (0.18)       0.09
                     ----------------------------       ------------------          -------------------
Total Company        $ 254.3      $ 239.0      6%       $ 11.9      $ 33.7          $ 0.13      $ 0.37
                     ============================       ==================          ===================

In the first quarter 2003, the company decided to exit from its investments in venture capital, development stage enterprises and turn-arounds and recorded an after-tax charge of $19.3 million, or $0.21 per share, to reduce the carrying values to the estimated realizable value. The company does not intend to make future investments in these investment classes. Of the company's $700 million investment portfolio, the net carrying value of these investments totaled $31.7 million and $4.4 million at December 31, 2002 and March 31, 2003, respectively. The company believes its other investments are sound. In addition, late in the first quarter the company signed a new synthetic fuel deal, which is expected to keep the effective tax rate in the mid-20s for the year.

Brokerage Segment Highlights

   o  Very strong first-quarter revenue growth.

   o  Record first-quarter earnings.

   o The company's 2001 and 2002 organic hiring strategy is delivering better-than-expected results.

   o  Rate environment continues to be strong.

Risk Management Segment Highlights

   o Claim counts recovering to pre 9/11 levels leading to improved revenue growth rates.

   o Outstanding new business growth in the quarter and over 98% account retention levels.

"We are extremely pleased with the outstanding 22% revenue growth achieved within our Brokerage segment, of which 15% is organic," said President and Chief Executive Officer, J. Patrick Gallagher, Jr. "In this very tough environment for our clients, our niche strategy and alternative market expertise are proving very effective in addressing their needs. We believe that we now have a full complement of talent in place. The hiring restrictions we implemented at the end of the third quarter have been successful and remain in force. The new producers we added over the last two years are doing an excellent job. As a group, they are on track to be fully self-supporting by the end of 2003, which is slightly ahead of last year's expectations. It should take only one more renewal cycle to bring their compensation ratio in line with our historical levels. Accordingly, we remain confident that our strategy of investing in people during 2001 and 2002 will contribute substantially to our long-range growth."


                                    (1 of 4)

Proforma results for the Brokerage segment, excluding revenues, compensation and other operating expenses associated with producer expansion, are:


                                           Revenues         %                Net Earnings            Earnings Per Share
Brokerage Segment                     1Q 03       1Q 02     Chg           1Q 03       1Q 02          1Q 03        1Q 02
-----------------------------       ---------------------------          --------------------        -------------------
                                          ($ in millions)                     ($ in millions)
As reported                         $ 188.0     $ 154.7     22%          $ 20.1      $ 17.7          $0.22        $0.20
Estimated impact of new hires         (20.1)      (10.4)                    3.1         2.9           0.03         0.03
                                    ---------------------------          --------------------        -------------------
Excluding new hires                 $ 167.9      $ 14.3     16%          $ 23.2      $ 20.8          $0.25        $0.23
                                    ===========================          ====================        ===================


"Gallagher Bassett Services, the property/casualty portion of our Risk Management segment, has improved its growth rate. Claim counts have returned to pre 9/11 levels, new business production is very strong and retention levels exceed 98%," said Mr. Gallagher.

"In conclusion, the rate environment is currently strong and our acquisition pipeline remains full. We are pleased with our growth and much credit is due to our talented team of professionals as they deliver hard-fought results in a very tough marketplace."

The company will host a Webcast conference call on Thursday, April 24, 2003 at 11:00am EDT to further discuss these quarterly results. To listen, please go to www.ajg.com.

                                    * * * * *

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in seven countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol "AJG" on the New York Stock Exchange. Additional information about Gallagher may be found at www.ajg.com.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filing with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.

                                    (2 of 4)

                            Arthur J. Gallagher & Co.
                        Segment Statement of Earnings (1)
                                   (unaudited)
                      ($ in millions except per share data)

BROKERAGE SEGMENT                1st Q 01   2nd Q 01   3rd Q 01   4th Q 01   1st Q 02    2nd Q 02   3rd Q 02  4th Q 02   1st Q 03
Commissions                         $121.3    $125.7     $136.4     $154.5      $143.1     $156.7     $178.1    $185.0     $168.6
Fees                                  11.3      12.8       17.0       21.2        20.1       24.4       30.0      34.5       27.7
Investment income - fiduciary          3.9       3.1        2.5        2.6         1.7        2.5        2.7       2.5        1.8
                                    ---------------------------------------     --------------------------------------     --------
     Gross revenues                  136.5     141.6      155.9      178.3       164.9      183.6      210.8     222.0      198.1
Less brokerage                        (7.4)     (8.8)      (9.9)      (8.9)      (10.2)     (10.3)     (11.7)     (8.9)     (10.1)
                                    ---------------------------------------     --------------------------------------     --------
     Revenues                        129.1     132.8      146.0      169.4       154.7      173.3      199.1     213.1      188.0
                                    ---------------------------------------     --------------------------------------     --------
Compensation                          75.0      76.0       80.1       94.6        94.0      102.6      110.8     116.6      114.7
Other operating                       28.3      28.0       28.4       37.1        31.2       36.8       36.1      45.9       41.4
Depreciation                           2.1       2.2        2.2        2.5         2.6        2.7        2.7       2.9        3.0
Amortization                           0.6       0.6        0.6        1.5         1.2        2.2        2.0       1.2        2.1
                                    ---------------------------------------     --------------------------------------     --------
     Expenses                        106.0     106.8      111.3      135.7       129.0      144.3      151.6     166.6      161.2
                                    ---------------------------------------     --------------------------------------     --------
Earnings before income taxes          23.1      26.0       34.7       33.7        25.7       29.0       47.5      46.5       26.8
Provison for income taxes              4.8       5.0        0.1        3.6         8.0        8.4       14.3      13.9        6.7
                                    ---------------------------------------     --------------------------------------     --------
Net earnings                        $ 18.3    $ 21.0     $ 34.6     $ 30.1      $ 17.7     $ 20.6     $ 33.2    $ 32.6     $ 20.1
                                    =======================================     ======================================     =======
Earnings per share                  $ 0.20    $ 0.23     $ 0.38     $ 0.33      $ 0.20     $ 0.22     $ 0.36    $ 0.35     $ 0.22
Cash earnings per share  (2)        $ 0.23    $ 0.26     $ 0.42     $ 0.37      $ 0.23     $ 0.26     $ 0.40    $ 0.38     $ 0.26
Growth - revenues                       7%       11%        10%        18%         20%        30%        36%       26%        22%
Organic growth in commissions
  and fees                             10%       16%        13%        18%         14%        16%        20%       16%        15%
Growth - pretax earnings               17%       65%        15%         6%         11%        11%        37%       38%         4%
Compensation expense ratio             55%       54%        51%        53%         57%        56%        53%       53%        58%
Other operating expense ratio          21%       20%        18%        21%         19%        20%        17%       21%        21%
Effective tax rate                     21%       19%         0%        11%         31%        29%        30%       30%        25%
Pretax margin                          17%       18%        22%        19%         16%        16%        23%       21%        14%

RISK MANAGEMENT SEGMENT          1st Q 01   2nd Q 01   3rd Q 01   4th Q 01   1st Q 02    2nd Q 02   3rd Q 02  4th Q 02   1st Q 03
Fees                                $ 65.4    $ 65.0     $ 67.6     $ 65.6      $ 69.8     $ 67.5     $ 71.4    $ 71.7     $ 76.5
Investment income - fiduciary          0.4       0.3        0.2        0.2         0.2        0.2        0.2       0.2        0.2
                                    ---------------------------------------     --------------------------------------     --------
     Revenues                         65.8      65.3       67.8       65.8        70.0       67.7       71.6      71.9       76.7
                                    ---------------------------------------     --------------------------------------     --------
Compensation                          35.6      36.5       37.4       40.7        37.8       38.5       41.8      41.8       42.3
Other operating                       19.2      19.2       19.2       18.1        18.6       18.5       20.8      22.5       21.4
Depreciation                           1.7       1.8        1.8        1.8         2.0        2.3        2.5       2.5        2.3
Amortization                           0.1       0.1        0.1        0.1           -          -          -         -          -
                                    ---------------------------------------     --------------------------------------     --------
     Expenses                         56.6      57.6       58.5       60.7        58.4       59.3       65.1      66.8       66.0
                                    ---------------------------------------     --------------------------------------     --------
Earnings before income taxes           9.2       7.7        9.3        5.1        11.6        8.4        6.5       5.1       10.7
Provison for income taxes              1.8       1.5          -        0.5         3.6        2.4        1.9       1.5        2.6
                                    ---------------------------------------     --------------------------------------     --------
Net earnings                        $  7.4    $  6.2     $  9.3      $ 4.6      $  8.0      $ 6.0      $ 4.6     $ 3.6     $  8.1
                                    =======================================     ======================================     =======
Earnings per share                  $ 0.08    $ 0.07     $ 0.10     $ 0.05      $ 0.08     $ 0.06     $ 0.05    $ 0.04     $ 0.09
Cash earnings per share  (2)        $ 0.10    $ 0.09     $ 0.12     $ 0.07      $ 0.10     $ 0.08     $ 0.07    $ 0.06     $ 0.10
Growth - revenues                      19%       17%        12%         8%          7%         4%         6%        9%         9%
Organic growth in fees                 19%       18%        12%         9%          7%         4%         6%        9%        10%
Growth - pretax earnings                1%        3%        -3%        -9%         26%         9%       -31%       -1%        -9%
Compensation expense ratio             54%       56%        55%        62%         54%        57%        59%       58%        55%
Other operating expense ratio          29%       30%        28%        28%         27%        27%        29%       31%        28%
Effective tax rate                     20%       19%         0%        11%         31%        29%        30%       30%        25%
Pretax margin                          14%       12%        14%         8%         17%        12%         9%        7%        14%

FINANCIAL SERVICES SEGMENT       1st Q 01   2nd Q 01   3rd Q 01   4th Q 01   1st Q 02    2nd Q 02   3rd Q 02  4th Q 02   1st Q 03
Investment income                   $  8.2    $  5.1     $  5.9     $ 10.0      $ 15.7     $ 12.7     $ 14.7     $17.8     $ 15.3
Gains (losses)                         6.2       1.9        6.1        2.6        (1.4)      13.1      (28.9)     (4.8)     (25.7)
                                    ---------------------------------------     --------------------------------------     --------
     Revenues                         14.4       7.0       12.0       12.6        14.3       25.8      (14.2)     13.0      (10.4)
                                    ---------------------------------------     --------------------------------------     --------
     Expenses                         12.6      12.0       14.0       14.4         2.8       14.6        6.5       9.8       11.3
                                    ---------------------------------------     --------------------------------------     --------
Earnings (loss) before
  income taxes                         1.8      (5.0)      (2.0)      (1.8)       11.5       11.2      (20.7)      3.2      (21.7)
Provison (benefit) for
  income taxes                         0.4      (1.0)         -       (0.2)        3.5        3.3       (6.2)      1.0       (5.4)
                                    ---------------------------------------     --------------------------------------     --------
Net earnings (loss)                 $  1.4    $ (4.0)    $ (2.0)    $ (1.6)     $  8.0     $  7.9     $(14.5)    $ 2.2     $(16.3)
                                    =======================================     ======================================     =======
Earnings (loss) per share           $ 0.02    $(0.04)    $(0.02)    $(0.02)     $ 0.09     $ 0.09     $(0.16)    $0.02     $(0.18)
                                    =======================================     ======================================     =======


(1) The information presented above has been reclassified to reflect the current year presentation. In prior years, the Company has presented a "Corporate" segment. For purposes of this and future presentations, the Corporate segment has been allocated to each of the three operating segments.

(2) Represents net earnings before the after-tax effect of depreciation and amortization expense divided by the weighted average number of shares outstanding during the period.


                                    (3 of 4)

                            Arthur J. Gallagher & Co.
                       Consolidated Statement of Earnings
                                   (unaudited)
                      ($ in millions except per share data)

TOTAL COMPANY                     1st Q 01   2nd Q 01   3rd Q 01  4th Q 01    1st Q 02    2nd Q 02   3rd Q 02  4th Q 02   1st Q 03
Commissions                        $ 121.3    $ 125.7    $ 136.4   $ 154.5     $ 143.1     $ 156.7    $ 178.1   $ 185.0    $ 168.6
Fees                                  76.7       77.8       84.6      86.8        89.9        91.9      101.4     106.2      104.2
Investment income - fiduciary          4.3        3.4        2.7       2.8         1.9         2.7        2.9       2.7        2.0
Investment income - all other          8.2        5.1        5.9      10.0        15.7        12.7       14.7      17.8       15.3
Investment gains (losses)              6.2        1.9        6.1       2.6        (1.4)       13.1      (28.9)     (4.8)     (25.7)
                                    --------------------------------------      ---------------------------------------     -------
     Gross revenues                  216.7      213.9      235.7     256.7       249.2       277.1      268.2     306.9      264.4
Less brokerage                        (7.4)      (8.8)      (9.9)     (8.9)      (10.2)      (10.3)     (11.7)     (8.9)     (10.1)
                                    --------------------------------------      ---------------------------------------     -------
     Revenues                        209.3      205.1      225.8     247.8       239.0       266.8      256.5     298.0      254.3
                                    --------------------------------------      ---------------------------------------     -------
Compensation                         110.6      112.5      117.5     135.3       131.8       141.1      152.6     158.4      157.0
Other operating                       47.5       47.2       47.6      55.2        49.8        55.3       56.9      68.4       62.8
Depreciation                           3.8        4.0        4.0       4.3         4.6         5.0        5.2       5.4        5.3
Amortization                           0.7        0.7        0.7       1.6         1.2         2.2        2.0       1.2        2.1
Other investment expenses             12.6       12.0       14.0      14.4         2.8        14.6        6.5       9.8       11.3
                                    --------------------------------------      ---------------------------------------     -------
     Expenses                        175.2      176.4      183.8     210.8       190.2       218.2      223.2     243.2      238.5
                                    --------------------------------------      ---------------------------------------     -------
Earnings before income taxes          34.1       28.7       42.0      37.0        48.8        48.6       33.3      54.8       15.8
Provison for income taxes              7.0        5.5        0.1       3.9        15.1        14.1       10.0      16.4        3.9
                                    --------------------------------------      ---------------------------------------     -------
Net earnings                        $ 27.1     $ 23.2     $ 41.9    $ 33.1      $ 33.7      $ 34.5     $ 23.3    $ 38.4     $ 11.9
                                    ======================================      =======================================     ======
Earnings per share                  $ 0.30     $ 0.26     $ 0.47    $ 0.36      $ 0.37      $ 0.37     $ 0.25    $ 0.42     $ 0.13
                                    ======================================      =======================================     ======
Cash dividends per share            $ 0.13     $ 0.13     $ 0.13    $ 0.13      $ 0.15      $ 0.15     $ 0.15    $ 0.15     $ 0.18
                                    ======================================      =======================================     ======

                            Arthur J. Gallagher & Co.
                           Consolidated Balance Sheet
                                   (unaudited)
                      ($ in millions except per share data)

                                     3/31/01    6/30/01    9/30/01   12/31/01    3/31/02    6/30/02    9/30/02   12/31/02   3/31/03
Cash and cash equivalents            $ 128.6    $ 106.9    $ 127.8     $ 98.5    $ 103.2    $ 110.6    $ 128.6    $ 152.6   $ 165.1
Restricted cash                        157.9      179.1      189.9      209.5      246.8      226.9      293.3      256.3     250.6
Premiums and fees receivable           783.4      922.1      850.1    1,117.2    1,088.8    1,255.5    1,098.4    1,183.7   1,213.6
Investment strategies -- trading        48.7       49.3       48.7       52.6       53.5       53.6       49.7       42.9      40.0
Marketable securities -- trading          --         --         --         --         --         --       14.0       15.3      15.6
Other                                   45.1       48.3       61.3       85.2       84.7       99.3      106.7      122.8     119.6
                                   ------------------------------------------    ----------------------------------------   -------
     Total current assets            1,163.7    1,305.7    1,277.8    1,563.0    1,577.0    1,745.9    1,690.7    1,773.6   1,804.5
Marketable securities --
  available for sale                    24.8       22.9       18.5       18.3       16.6       15.1         --         --        --
Deferred income taxes                   48.8       48.3       48.9       99.3       99.4       99.8       97.5      102.4     102.3
Other investments and notes
  receivable                           171.8      172.7      158.5      192.0      191.5      204.5      175.1      168.4     167.2
Other noncurrent assets                  4.5        9.0       25.0       24.2       26.3       35.0       33.4       33.1      36.2
Fixed assets                           265.8      271.9      277.7      283.8      292.3      355.3      365.6      367.3     376.7
Accumulated depreciation and
  amortization                         (93.8)     (98.3)    (101.5)    (100.6)    (103.3)    (114.1)    (120.7)    (116.3)   (122.9)
                                   ------------------------------------------    ----------------------------------------   -------
     Net fixed assets                  172.0      173.6      176.2      183.2      189.0      241.2      244.9      251.0     253.8
Goodwill -- net                         13.3       18.9       18.8       55.5       59.9       58.3       57.2       84.2      98.5
Amortizable intangible
  assets -- net                          4.0        3.8        4.1        9.9       12.9       48.8       51.8       50.9      54.9
                                   ------------------------------------------    ----------------------------------------   -------
     Total assets                  $ 1,602.9  $ 1,754.9  $ 1,727.8  $ 2,145.4  $ 2,172.6  $ 2,448.6  $ 2,350.6  $ 2,463.6 $ 2,517.4
                                   ==========================================    ========================================   ========
Premiums payable                     $ 964.0  $ 1,094.5  $ 1,065.0  $ 1,366.5  $ 1,352.0  $ 1,536.2  $ 1,458.7  $ 1,488.2 $ 1,543.4
Accrued salaries and bonuses            20.4       23.4       33.1       56.6       61.0       34.8       41.0       58.1      32.4
Accounts payable and other
  accrued liabilities                  110.0      116.7      108.0      111.6      114.2      112.5      108.8      107.6     112.2
Unearned fees                           17.5       17.7       18.1       16.5       17.4       19.7       21.4       19.4      23.0
Income taxes payable                     8.4        1.1        1.2       33.7       17.4        0.9        0.7       11.0      12.4
Borrowings on line of credit
  facilities                              --        8.5        5.0       35.0       50.0       65.0       35.0       25.0        --
Borrowings on line of credit
  facilities -- limited
  partnerships                            --         --        4.4        3.6        7.1       10.1       11.9       17.0      19.7
Current portion of long--term
  debt  -- limited partnerships          4.1        4.1        3.1        3.2        3.2        5.3        5.7        5.8       5.8
Other                                    8.3       18.9       14.6       11.3        8.9        5.9        6.0       17.5      20.7
                                   ------------------------------------------    ----------------------------------------   -------
     Total current liabilities:      1,132.7    1,284.9    1,252.5    1,638.0    1,631.2    1,790.4    1,689.2    1,749.6   1,769.6
                                   ------------------------------------------    ----------------------------------------   -------
Long--term debt -- limited
  partnerships                          99.7       99.5       96.9       96.7       96.5      132.3      129.2      128.3     127.5
                                   ------------------------------------------    ----------------------------------------   -------
Other noncurrent liabilities            32.4       34.9       35.2       39.1       40.3       43.1       44.4       57.5      60.8
                                   ------------------------------------------    ----------------------------------------   -------
Stockholders' equity:
Common stock -- issued and
  outstanding                           84.7       84.7       84.7       85.1       86.1       88.3       88.0       88.5      89.9
Capital in excess of par value          21.8       24.5        3.0        8.7       34.0       88.3       79.1       92.7     123.5
Retained earnings                      233.0      232.0      261.9      283.8      304.6      325.9      335.9      361.0     371.4
Unearned deferred compensation            --       (3.8)      (3.6)      (3.4)      (7.3)      (7.1)      (6.8)      (6.5)    (10.8)
Unearned restricted stock                 --         --         --         --      (10.0)      (9.2)      (8.4)      (7.5)    (14.5)
Accumulated other comprehensive
  earnings (loss)                      (1.4)      (1.8)      (2.8)      (2.6)      (2.8)      (3.4)         --         --        --
                                   ------------------------------------------    ----------------------------------------   -------
     Total stockholders' equity        338.1      335.6      343.2      371.6      404.6      482.8      487.8      528.2     559.5
                                   ------------------------------------------    ----------------------------------------   -------
Total liabilities and
       stockholders' equity        $ 1,602.9  $ 1,754.9  $ 1,727.8  $ 2,145.4  $ 2,172.6  $ 2,448.6  $ 2,350.6  $ 2,463.6 $ 2,517.4
                                   ==========================================    ========================================   ========
Other Information
Weighted shares (000s)                90,091     89,756     90,074     90,656     90,595     92,366     92,051     92,126    92,312
Tangible net worth                   $ 320.8    $ 312.9    $ 320.3    $ 306.2    $ 331.8    $ 375.7    $ 378.8    $ 393.1   $ 406.1
Book value per share                  $ 3.99     $ 3.96     $ 4.05     $ 4.37     $ 4.70     $ 5.47     $ 5.54     $ 5.97    $ 6.22
Tangible book value per share         $ 3.79     $ 3.69     $ 3.78     $ 3.60     $ 3.85     $ 4.25     $ 4.30     $ 4.44    $ 4.52
Annualized return on beginning
  equity                                 33%        31%        37%        38%        36%        37%        33%        35%        9%
Number of acquisitions closed              3          3          6          4          2          5          1          2         4
Workforce (includes acquisitions)      5,831      6,029      6,160      6,499      6,578      6,886      7,030      7,111     7,088
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